SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 2, 1998
                                                        ------------------

                            EZCONY INTERAMERICA INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 BRITISH VIRGIN ISLANDS               0-20406                  NOT APPLICABLE
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
OF INCORPORATION)                      NUMBER)                 IDENTIFICATION
                                                               NUMBER)

   CRAIGMUIR CHAMBERS, P.O. BOX 71, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (507) 441-6566 (PANAMA)
                                                       -----------------------
                                                       (305) 599-1352 (U.S.A.)
                                                       -----------------------



                    -----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant was formally advised in writing on December 2, 1998, that its independent certified public accountants were withdrawing from their engagement to audit the Registrant's financial statements. The accountants' report on the Registrant's financial statements for the previous two years did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of the accountants, would have caused the accountants to make reference to the subject matter of the disagreement(s) in connection with their report(s) thereon during the Registrant's two most recent fiscal years and the subsequent interim period through December 2, 1998. No "reportable event", as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant's two most recent fiscal years and the subsequent interim period through December 2, 1998. The Registrant did not make any decision to change accountants. A copy of the accountants' resignation letter appears as an exhibit hereto.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EZCONY INTERAMERICA INC.



DATE: DECEMBER 18, 1998                              BY: /s/ EZRA COHEN
                                                        ----------------
                                                     EZRA COHEN, CHAIRMAN





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


                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
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   16                              Accountant's Letter dated December 18, 1998.

   99*                             Accountants' Resignation Letter


*        Previously filed with Form 8-K dated December 7, 1998.





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